POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                             CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated:  March 16, 1999


                                              /s/ H. Lee Cooper, III
                                              --------------------------
                                              H. Lee Cooper, III

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                              CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated:  March 16, 1999


                                              /s/ John D. Engelbrecht
                                              --------------------------
                                              John D. Engelbrecht

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                              CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



Dated:  March 16, 1999


                                              /s/ Terrence A. Friedman
                                              --------------------------
                                              Terrence A. Friedman

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                              CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



Dated:  March 16, 1999


                                              /s/ Edmund L. Hafer
                                              ---------------- ---------
                                              Edmund L. Hafer

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                               CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



Dated:  March 16, 1999


                                              /s/ James E. Hutton
                                              --------------------------
                                              James E. Hutton

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                             CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



Dated:  March 16, 1999


                                              /s/ Robert L. Koch, II
                                              ---------------------------
                                              Robert L. Koch, II

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                             CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



Dated:  March 16, 1999


                                              /s/ Larry J. Kremer
                                              --------------------------
                                              Larry J. Kremer

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                             CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated:  March 29, 1999


                                              /s/ Burkley F. McCarthy
                                              --------------------------
                                              Burkley F. McCarthy

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                             CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



Dated:  March 16, 1999


                                              /s/ Robert K. Ruxer
                                              --------------------------
                                              Robert K. Ruxer

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                             CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


Dated:  March 16, 1999


                                              /s/ Thomas W. Traylor
                                              --------------------------
                                              Thomas W. Traylor

                                POWER OF ATTORNEY
                        1933 ACT REGISTRATION STATEMENT
                                      of
                             CNB BANCSHARES, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any "shelf" registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the acquisition of business primarily engaged in activities related to banking and insurance and related activities, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



Dated:  March 16, 1999


                                              /s/ Alton C. Wendzel
                                              --------------------------
                                              Alton C. Wendzel